First Quarter 2025 Earnings Slides // May 7, 2025

2 Q1 | 2025 Forward-Looking Statements Certain statements contained in this presentation include, and OPENLANE may make related oral, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements made that are not historical facts (including but not limited to expectations, estimates, assumptions, projections and/or financial guidance) may be forward-looking statements. Words such as "should," "may," "will," "would," "anticipate," "expect," "project," "intend,“ “contemplate,” "plan," "believe," "seek," "estimate," "assume," “can,” "could," "continue,” "outlook," “target” and similar expressions identify forward-looking statements. Such statements are based on management's current assumptions, expectations and/or beliefs, are not guarantees of future performance and are subject to substantial risks, uncertainties and changes that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section entitled "Risk Factors" in OPENLANE’s annual and quarterly periodic reports, and in OPENLANE’s other filings and reports filed with the Securities and Exchange Commission. Many of these risk factors are outside of our control, and as such, they involve risks which are not currently known that could cause actual results to differ materially from those discussed or implied herein. The forward-looking statements are made as of the date of this presentation. OPENLANE undertakes no obligation to update any forward-looking statements.

3 Q1 | 2025 2025 Guidance 2025 GUIDANCE (In millions, except per share amounts) (Unaudited) Low High Income from continuing operations $100 $114 Add back: Income taxes 47 53 Finance interest expense 110 110 Interest expense, net of interest income 12 12 Depreciation and amortization 94 94 EBITDA $363 $383 Total addbacks (deductions), net (73) (73) Adjusted EBITDA $290 $310 Income from continuing operations per share – diluted * $0.38 $0.48 Income from continuing operations $100 $114 Total adjustments, net 31 31 Operating adjusted net income from continuing operations $131 $145 Operating adjusted net income from continuing operations per share - diluted $0.90 $1.00 Weighted average diluted shares – including assumed conversion of preferred shares 145 145 * The company uses the two-class method of calculating income from continuing operations per diluted share. Under the two-class method, income from continuing operations is adjusted for dividends and undistributed earnings (losses) to the holders of the Series A Preferred Stock, and the weighted average diluted shares do not assume conversion of the preferred shares to common shares.

4 Q1 | 2025 First Quarter Results

5 Q1 | 2025 OPENLANE Q1 2025 Highlights* ($ in millions, except per share amounts) OPENLANE Q1 2025 Q1 2024 Total operating revenues $460.1 $429.9 SG&A $107.2 $106.5 Other (income) expense, net ($5.0) $0.5 EBITDA $106.4 $92.8 Adjusted EBITDA $82.8 $74.8 Income from continuing operations $36.9 $18.5 Income from continuing operations per share – diluted $0.18 $0.05 Weighted average diluted shares 108.6 109.2 Operating adjusted net income from continuing operations per share – diluted $0.31 $0.19 Weighted average diluted shares – including assumed conversion of preferred shares 144.3 144.9 Effective tax rate 30.0% 36.6% Capital expenditures $11.9 $12.9 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the period ended March 31, 2025.

6 Q1 | 2025 Marketplace Q1 2025 Highlights* ($ in millions) Marketplace Q1 2025 Q1 2024 Auction fees $125.2 $109.9 Service revenue $140.3 $150.2 Purchased vehicle sales $85.7 $58.2 Total Marketplace revenue $351.2 $318.3 Gross profit $108.7 $101.8 Gross profit % of revenue 31.0% 32.0% Adjusted gross profit** $126.7 $121.2 Adjusted gross profit % of revenue** 47.7% 46.6% SG&A $94.7 $92.6 EBITDA $36.2 $25.5 Adjusted EBITDA $37.1 $35.1 % of revenue 10.6% 11.0% Commercial vehicles sold 191,000 222,000 Dealer consignment vehicles sold 172,000 150,000 Total vehicles sold 363,000 372,000 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the period ended March 31, 2025. ** Exclusive of depreciation and amortization. The calculation as a percentage of revenue also excludes purchased vehicles.

7 Q1 | 2025 Finance Q1 2025 Highlights* ($ in millions) Finance Q1 2025 Q1 2024 Interest revenue $57.2 $61.0 Fee and other revenue $51.7 $50.6 Total Finance revenue $108.9 $111.6 Finance interest expense $27.6 $32.6 Net Finance margin $81.3 $79.0 Yield (quarters annualized) 13.9% 13.8% SG&A $12.5 $13.9 EBITDA $70.2 $67.3 Adjusted EBITDA $45.7 $39.7 Total loan transaction units 434,000 424,000 Total receivables managed $2,327.8 $2,284.4 Average receivables managed** $2,364.1 $2,297.1 Finance provision for credit losses % of avg receivables managed 1.5% 2.4% Obligations collateralized by finance receivables $1,659.5 $1,597.2 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the period ended March 31, 2025. ** Average receivables managed is calculated based on the daily ending balance of total receivables managed.

8 Q1 | 2025 March 31, 2025 Leverage (US$ in millions) Corporate Credit Ratings: S&P B, Moodys B1 1 When calculating the corporate net debt to Adjusted EBITDA leverage ratio, we use the balance sheet “Cash and cash equivalents” amount instead of available cash as defined by our credit agreement. Balance Maturity Revolving Credit Facility (Adjusted Term SOFR + 2.25%) $ - 2028 Canadian Revolving Credit Facility (Adjusted Term CORRA +2.50%) - 2028 Senior Notes (Fixed 5.125%) 210 2025 Other 23 Total 233 Less: Cash and cash equivalents 221 Net Debt $12 Net Debt Ratio 1 0.04

9 Q1 | 2025 Historical Data

10 Q1 | 2025 Marketplace Metrics (Volumes in thousands) 1Q25 2024 4Q24 3Q24 2Q24 1Q24 2023 4Q23 3Q23 2Q23 Revenue ($M) $351.2 $1,357.4 $348.8 $354.3 $336.0 $318.3 $1,251.7 $294.7 $316.6 $319.4 Commercial vehicles sold 191 826 192 195 217 222 710 183 180 180 Dealer consignment vehicles sold 172 620 155 164 151 150 621 135 159 164 Total vehicles sold 363 1,446 347 359 368 372 1,331 318 339 344 Gross profit percentage 31.0% 29.0% 29.6% 28.4% 26.2% 32.0% 29.4% 29.1% 30.4% 28.6% Adjusted gross profit percentage 47.7% 45.5% 47.9% 45.6% 41.8% 46.6% 44.3% 45.3% 45.8% 43.8% Income (loss) from continuing operations ($M) $7.3 $1.7 $25.9 $4.8 ($16.1) ($12.9) ($277.5) ($17.7) ($19.3) ($219.4) Adjusted EBITDA ($M) $37.1 $134.5 $30.9 $35.8 $32.7 $35.1 $108.3 $23.7 $26.8 $43.5 Gross Merchandise Value ($B) $6.9 $27.1 $6.6 $6.7 $6.8 $7.0 $24.1 $5.7 $6.0 $6.4

11 Q1 | 2025 Finance Metrics NOTE: 1 Calculated based on the daily ending balance of total receivables managed. 2 Percent of total receivables managed. 3 Percent of average receivables managed. 4 Parent equity was adjusted for an intercompany loan receivable of $770.4 million at March 31, 2024. The intercompany loan receivable represented accumulated cash and earnings of the Finance segment. As a result of a dividend from AFC to the Company, the intercompany loan receivable was eliminated in the second quarter of 2024. Tangible parent equity is a non-GAAP measure of AFC’s capital. ($ in millions) 1Q25 1Q24 Portfolio Performance Information Total receivables managed $2,327.8 $2,284.4 Average receivables managed 1 $2,364.1 $2,297.1 Allowance for credit losses $20.5 $21.0 Allowance for credit losses 2 0.9% 0.9% Finance provision for credit losses 3 1.5% 2.4% Receivables delinquent 2 0.7% 1.1% Yields Interest revenue 9.8% 10.6% Fee and other revenue 8.9% 8.8% Total Finance revenue yield 18.7% 19.4% Finance interest expense 4.8% 5.6% Net Finance margin 13.9% 13.8% Select Finance Balance Sheet Items Total assets $2,692.3 $2,659.1 Intangible assets $259.6 $261.4 Tangible assets $2,432.7 $2,397.7 Total parent equity 4 $789.0 $794.9 Intangible assets $259.6 $261.4 Tangible parent equity 4 $529.4 $533.5

12 Q1 | 2025 Finance Metrics (Continued) ($ in millions) 1Q25 2024 4Q24 3Q24 2Q24 1Q24 2023 4Q23 3Q23 2Q23 Finance receivables (gross) $2,353.7 $2,342.5 $2,342.5 $2,211.5 $2,239.0 $2,313.7 $2,305.0 $2,305.0 $2,379.0 $2,418.2 Accrued interest and fees $25.9 $28.5 $28.5 $27.0 $28.8 $29.3 $30.9 $30.9 $29.0 $28.4 Total receivables managed $2,327.8 $2,314.0 $2,314.0 $2,184.5 $2,210.2 $2,284.4 $2,274.1 $2,274.1 $2,350.0 $2,389.8 Average receivables managed 1 $2,364.1 $2,239.3 $2,259.6 $2,157.6 $2,243.6 $2,297.1 $2,359.2 $2,319.8 $2,340.0 $2,364.1 Allowance for credit losses $20.5 $19.8 $19.8 $19.0 $19.0 $21.0 $23.0 $23.0 $21.0 $21.0 Receivables delinquent $16.1 $18.0 $18.0 $20.5 $21.9 $24.1 $23.7 $23.7 $18.1 $14.4 Allowance for credit losses 2 0.9% 0.9% 0.9% 0.9% 0.9% 0.9% 1.0% 1.0% 0.9% 0.9% Finance provision for credit losses 3 1.5% 2.1% 1.9% 2.1% 2.1% 2.4% 2.1% 2.6% 2.0% 2.1% Receivables delinquent 2 0.7% 0.8% 0.8% 0.9% 1.0% 1.1% 1.0% 1.0% 0.8% 0.6% Interest revenue $57.2 $231.1 $54.5 $56.1 $59.5 $61.0 $248.4 $62.9 $63.0 $61.9 Fee and other revenue $51.7 $200.0 $51.7 $49.4 $48.3 $50.6 $195.6 $48.5 $48.3 $47.8 Total Finance revenue $108.9 $431.1 $106.2 $105.5 $107.8 $111.6 $444.0 $111.4 $111.3 $109.7 Finance interest expense $27.6 $123.5 $28.3 $30.7 $31.9 $32.6 $130.6 $34.0 $34.2 $32.1 Net Finance margin $81.3 $307.6 $77.9 $74.8 $75.9 $79.0 $313.4 $77.4 $77.1 $77.6 NOTE: 1 Calculated based on the daily ending balance of total receivables managed. 2 Allowance for credit losses and receivables delinquent are a percentage of total receivables managed. 3 Finance provision for credit losses is a percentage of average receivables managed.

Finance Metrics (Continued)

($ in millions)	1Q25	2024	4Q24	3Q24	2Q24	1Q24	2023	4Q23	3Q23	2Q23
Yields [1]										
Interest revenue	9.8%	10.3%	9.6%	10.4%	10.6%	10.6%	10.5%	10.8%	10.7%	10.5%
Fee and other revenue	8.9%	9.0%	9.2%	9.2%	8.6%	8.8%	8.3%	8.4%	8.3%	8.1%
Total Finance revenue	18.7%	19.3%	18.8%	19.6%	19.2%	19.4%	18.8%	19.2%	19.0%	18.6%
Finance interest expense	4.8%	5.6%	5.0%	5.7%	5.7%	5.6%	5.5%	5.9%	5.8%	5.5%
Net Finance margin	13.9%	13.7%	13.8%	13.9%	13.5%	13.8%	13.3%	13.3%	13.2%	13.1%
Operating expenses										
Cost of services [2]	$17.1	$67.4	$17.0	$16.8	$16.8	$16.8	$65.9	$16.3	$16.7	$16.5
Finance interest expense	$27.6	$123.5	$28.3	$30.7	$31.9	$32.6	$130.6	$34.0	$34.2	$32.1
Finance provision for credit losses	$9.0	$47.6	$10.6	$11.4	$12.0	$13.6	$50.6	$14.8	$11.6	$12.2
Selling, general and administrative	$12.5	$49.0	$11.4	$11.7	$12.0	$13.9	$49.8	$12.1	$12.6	$12.7
Depreciation and amortization	$3.0	$11.9	$3.0	$3.2	$3.0	$2.7	$9.3	$2.6	$2.6	$2.3
Total operating expenses	$69.2	$299.4	$70.3	$73.8	$75.7	$79.6	$306.2	$79.8	$77.7	$75.8
Net income	$29.6	$108.2	$26.4	$23.6	$26.8	$31.4	$122.7	$31.3	$32.0	$25.6

NOTE: [1] Interest revenue, fee and other revenue, total Finance revenue, Finance interest expense and net Finance margin are a percentage of average receivables managed. [2] Exclusive of depreciation and amortization.

Q1 | 2025

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Finance Metrics (Continued)

($ in millions)	1Q25	2024	4Q24	3Q24	2Q24	1Q24	2023	4Q23	3Q23	2Q23
Total assets	$2,692.3	$2,677.7	$2,677.7	$2,549.0	$2,578.2	$2,659.1	$2,660.7	$2,660.7	$2,723.5	$2,792.4
Intangible assets	$259.6	$260.1	$260.1	$260.5	$260.9	$261.4	$261.7	$261.7	$261.5	$261.8
Tangible assets	$2,432.7	$2,417.6	$2,417.6	$2,288.5	$2,317.3	$2,397.7	$2,399.0	$2,399.0	$2,462.0	$2,530.6
Obligations collateralized by finance receivables (gross)	$1,676.8	$1,679.1	$1,679.1	$1,549.2	$1,583.9	$1,609.1	$1,645.4	$1,645.4	$1,710.5	$1,734.1
Unamortized securitization issuance costs	($17.3)	($18.8)	($18.8)	($20.4)	($10.3)	($11.9)	($13.5)	($13.5)	($15.2)	($16.7)
Obligations collateralized by finance receivables	$1,659.5	$1,660.3	$1,660.3	$1,528.8	$1,573.6	$1,597.2	$1,631.9	$1,631.9	$1,695.3	$1,717.4
Total parent equity	$789.0	$789.0	$789.0	$780.4	$750.3	$794.9	$799.4	$799.4	$765.3	$812.3
Intangible assets	$259.6	$260.1	$260.1	$260.5	$260.9	$261.4	$261.7	$261.7	$261.5	$261.8
Tangible parent equity [1]	$529.4	$528.9	$528.9	$519.9	$489.4	$533.5	$537.7	$537.7	$503.8	$550.5
Floorplans originated [2]	264,000	1,026,000	250,000	250,000	263,000	263,000	997,000	236,000	249,000	258,000
Floorplans curtailed [3]	170,000	619,000	155,000	153,000	150,000	161,000	634,000	166,000	161,000	144,000
Total loan transaction units	434,000	1,645,000	405,000	403,000	413,000	424,000	1,631,000	402,000	410,000	402,000

NOTE: [1] Tangible parent equity is a non-GAAP measure of AFC's capital. [2] Floorplans originated is defined as new loans created. [3] Floorplans curtailed is defined as existing loans that customers opt to extend beyond the initial term upon the customer making a partial principal payment and payment of accrued interest and fees.

Q1 | 2025

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15 Q1 | 2025 APPENDIX

16 Q1 | 2025 Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income (loss) and operating adjusted net income (loss) per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income (loss) and net income (loss) per share have been adjusted for certain other charges, as seen in the following reconciliation. Adjusted gross profit is defined as gross profit excluding depreciation and amortization associated with cost of services. Adjusted gross profit eliminates potential differences between periods caused by historic cost, age of assets and amortization of intangible assets from prior acquisitions. Adjusted gross profit percentage is defined as adjusted gross profit divided by revenue excluding purchased vehicle sales. Adjusted gross profit percentage eliminates the impact of depreciation and amortization on gross profit and purchased vehicle sales on revenue, allowing for more meaningful comparisons of operational efficiency between periods. Management believes these measures provide useful information about the operating results and financial performance of the Marketplace segment. EBITDA, Adjusted EBITDA, operating adjusted net income (loss), operating adjusted net income (loss) per share, adjusted gross profit and adjusted gross profit percentage have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.

17 Q1 | 2025 2025 Marketplace Adjusted Gross Profit Reconciliation ($ in millions) Marketplace YTD 2025 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Operating revenue A $351.2 $351.2 Purchased vehicle sales B 85.7 85.7 Operating revenue excluding purchased vehicle sales A–B=C $265.5 $265.5 Components of depreciation and amortization: Cost of services E $18.0 $18.0 Selling, general and administrative 1.7 1.7 Total depreciation and amortization $19.7 $19.7 Cost of services including depreciation and amortization D $242.5 $242.5 Depreciation and amortization allocated to cost of services E 18.0 18.0 Cost of services excluding depreciation and amortization D-E=F $224.5 $224.5 Gross profit including depreciation and amortization A-D=G $108.7 $108.7 Depreciation and amortization E 18.0 18.0 Adjusted gross profit G+E=H $126.7 $126.7 Gross profit % G/A 31.0% 31.0% Adjusted gross profit % H/C 47.7% 47.7%

18 Q1 | 2025 2024 Marketplace Adjusted Gross Profit Reconciliation ($ in millions) Marketplace YTD 2024 Q4 2024 Q3 2024 Q2 2024 Q1 2024 Operating revenue A $1,357.4 $348.8 $354.3 $336.0 $318.3 Purchased vehicle sales B 327.0 95.6 93.0 80.2 58.2 Operating revenue excluding purchased vehicle sales A–B=C $1,030.4 $253.2 $261.3 $255.8 $260.1 Components of depreciation and amortization: Cost of services E $75.1 $18.1 $18.6 $19.0 $19.4 Selling, general and administrative 8.2 1.9 2.0 2.1 2.2 Total depreciation and amortization $83.3 $20.0 $20.6 $21.1 $21.6 Cost of services including depreciation and amortization D $964.0 $245.6 $253.8 $248.1 $216.5 Depreciation and amortization allocated to cost of services E 75.1 18.1 18.6 19.0 19.4 Cost of services excluding depreciation and amortization D-E=F $888.9 $227.5 $235.2 $229.1 $197.1 Gross profit including depreciation and amortization A-D=G $393.4 $103.2 $100.5 $87.9 $101.8 Depreciation and amortization E 75.1 18.1 18.6 19.0 19.4 Adjusted gross profit G+E=H $468.5 $121.3 $119.1 $106.9 $121.2 Gross profit % G/A 29.0% 29.6% 28.4% 26.2% 32.0% Adjusted gross profit % H/C 45.5% 47.9% 45.6% 41.8% 46.6%

19 Q1 | 2025 Q1 2025 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2025 Marketplace Finance Consolidated Income from continuing operations $7.3 $29.6 $36.9 Add back: Income taxes 5.8 10.0 15.8 Finance interest expense - 27.6 27.6 Interest expense, net of interest income 3.4 - 3.4 Depreciation and amortization 19.7 3.0 22.7 EBITDA $36.2 $70.2 $106.4 Non-cash stock-based compensation 1.5 0.5 2.0 Securitization interest - (25.1) (25.1) Severance 2.0 - 2.0 Foreign currency (gains) losses (3.3) - (3.3) Other 0.7 0.1 0.8 Total addbacks (deductions) 0.9 (24.5) (23.6) Adjusted EBITDA $37.1 $45.7 $82.8 Revenue $351.2 $108.9 $460.1 Adjusted EBITDA % margin 10.6% 42.0% 18.0%

20 Q1 | 2025 Q1 2024 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2024 Marketplace Finance Consolidated Income (loss) from continuing operations ($12.9) $31.4 $18.5 Add back: Income taxes 0.2 10.5 10.7 Finance interest expense - 32.6 32.6 Interest expense, net of interest income 6.7 - 6.7 Depreciation and amortization 21.6 2.7 24.3 Intercompany interest 9.9 (9.9) - EBITDA $25.5 $67.3 $92.8 Non-cash stock-based compensation 5.2 1.8 7.0 Acquisition related costs 0.3 - 0.3 Securitization interest - (29.9) (29.9) Severance 1.4 0.3 1.7 Foreign currency (gains) losses 2.0 - 2.0 Professional fees related to business improvement efforts 0.6 0.2 0.8 Other 0.1 - 0.1 Total addbacks (deductions) 9.6 (27.6) (18.0) Adjusted EBITDA $35.1 $39.7 $74.8 Revenue $318.3 $111.6 $429.9 Adjusted EBITDA % margin 11.0% 35.6% 17.4%

21 Q1 | 2025 Operating Adjusted Net Income per Share Reconciliation ($ in millions, except per share amounts), (Unaudited) Three Months ended March 31, 2025 2024 Net income from continuing operations $36.9 $18.5 Acquired amortization expense 8.3 9.3 Income taxes (1) (1.1) (0.4) Operating adjusted net income from continuing operations $44.1 $27.4 Operating adjusted net income from discontinued operations $ - $ - Operating adjusted net income $44.1 $27.4 Operating adjusted net income from continuing operations per share – diluted (2) $0.31 $0.19 Operating adjusted net income from discontinued operations per share – diluted - - Operating adjusted net income per share – diluted $0.31 $0.19 Weighted average diluted shares - including assumed conversion of preferred shares 144.3 144.9 (1) For the three months ended March 31, 2025 and 2024, each tax deductible item was booked to the applicable statutory rate. The deferred tax benefits of $52.5 million and $6.5 million associated with the goodwill and tradename impairments in 2023, respectively, resulted in the U.S. being in a net deferred tax asset position. Due to the three-year cumulative loss related to U.S. operations, we currently have a $36.7 million valuation allowance against the U.S. net deferred tax asset. (2) The Series A Preferred Stock dividends and undistributed earnings allocated to participating securities have not been included in the determination of operating adjusted net income for purposes of calculating operating adjusted net income per diluted share.